Vanguard® Baillie Gifford Global Positive Impact Stock Fund
Schedule of Investments (unaudited)
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (95.2%)
Belgium (3.1%)
	Umicore SA	139,740	4,102
Brazil (1.1%)
*	NU Holdings Ltd. Class A	328,780	1,447
Canada (2.4%)
*	AbCellera Biologics Inc.	186,453	1,844
*	Shopify Inc. Class A (XTSE)	47,597	1,282
			3,126
Denmark (9.4%)
[1]	Orsted A/S	62,536	4,984
	Novozymes A/S Class B	92,130	4,630
	Chr Hansen Holding A/S	57,379	2,826
			12,440
Germany (2.7%)
	Sartorius AG Preference Shares	10,470	3,622
Indonesia (4.4%)
	Bank Rakyat Indonesia Persero Tbk PT	20,105,017	5,884
Japan (2.9%)
	M3 Inc.	135,600	3,786
Kenya (0.7%)
	Safaricom plc	4,299,300	888
Netherlands (6.7%)
	ASML Holding NV	21,497	8,906
South Africa (2.0%)
*	Discovery Ltd.	451,653	2,607
Sweden (2.4%)
	Nibe Industrier AB Class B	354,118	3,159
Taiwan (6.5%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	651,000	8,629
United Kingdom (0.6%)
	FDM Group Holdings plc	110,041	765
United States (50.3%)
	Deere & Co.	24,023	8,021
*	MercadoLibre Inc.	9,635	7,976
*	DexCom Inc.	85,778	6,909
*	Tesla Inc.	25,173	6,677
*	Alnylam Pharmaceuticals Inc.	33,317	6,669
*	Moderna Inc.	56,065	6,630

		Shares	Market Value ($000)
	Xylem Inc.	54,447	4,756
*	Illumina Inc.	24,679	4,708
*	ABIOMED Inc.	16,643	4,088
	Ecolab Inc.	20,645	2,982
*	Duolingo Inc.	25,487	2,427
*	10X Genomics Inc. Class A	54,457	1,551
*	Coursera Inc.	127,001	1,369
*	Teladoc Health Inc.	51,380	1,302
*	Peloton Interactive Inc. Class A	39,600	274
*	Berkeley Lights Inc.	47,389	136
			66,475
Total Common Stocks (Cost $166,705)			125,836
Participatory Notes (4.2%)
India (4.2%)
*	CLSA Global Markets Pte. Ltd., Housing Development Finance Corp. Ltd. 6/30/25 (Cost $5,753)	200,667	5,601
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[2]	Vanguard Market Liquidity Fund 2.828% (Cost $4)	47	5
Total Investments (99.4%) (Cost $172,462)			131,442
Other Assets and Liabilities—Net (0.6%)			821
Net Assets (100%)			132,263
Cost is in $000.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, the aggregate value was $4,984,000, representing 3.8% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of September 30, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	71,048	—	—	71,048
Common Stocks—Other	—	54,788	—	54,788
Participatory Notes	—	5,601	—	5,601
Temporary Cash Investments	5	—	—	5
Total	71,053	60,389	—	131,442